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                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                              AIM WEINGARTEN FUND

                    (SERIES PORTFOLIOS OF AIM EQUITY FUNDS)

                     Supplement dated July 13, 2001 to the
            Statement of Additional Information dated March 1, 2001


The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 28 of the Statement of Additional Information:

     "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Fields, Pennock and Sklar and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the third paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 28 of the Statement of Additional Information:

     "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Fields, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the fourth paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 28 of the Statement of Additional Information:

     "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Fields, Pennock and Sklar and Dr. Mathai-Davis."